                                                                   EXHIBIT 23


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


      As independent certified public accountants, we hereby consent to the incorporation of our report included in the Form 8-K into Pride Petroleum Services, Inc.'s previously filed registration statements on Form S-8 (Registration No's. 33-26854 and 33-44823).


                                          JOHNSON, MILLER & CO.


Hobbs, New Mexico
June 2, 1995